UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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JOHNSON MUTUAL FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

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[         ], 2018

Dear Shareholder,

The Board of Trustees (“Board”) of the Johnson Mutual Funds Trust has voted to reorganize the Johnson Growth Fund into the Johnson Equity Income Fund on or about April 20, 2018 (“Merger Date”). You are receiving the enclosed Information Statement because you currently own shares of the Johnson Growth Fund.

This reorganization has been carefully considered by the Board and comes as a recommendation by the Management Team of Johnson Investment Counsel, Inc., the Adviser for both funds. After a review of the Funds, including their investment objectives, investment philosophies, and performance history, the Board believes it will be in the best interest of you, the shareholder, to reorganize the Johnson Growth Fund into the Johnson Equity Income Fund. We have included detailed information regarding the plan of reorganization, and the reasons why the Trustees have voted for this reorganization.

This is not a proxy asking for your vote, but rather an Information Statement letting you know that your shares of the Growth Fund will automatically be exchanged for shares of the Equity Income Fund on the Merger Date. The value of your existing shares of the Growth Fund will be exchanged for an equal value of shares of the Equity Income Fund on the Merger Date.

There is no action required on your part in order to execute this reorganization. However, if you do not wish to automatically invest the proceeds from your Growth Fund into the Equity Income Fund, please contact your Portfolio Manager or the Mutual Funds Department at (513) 661-3100 or (800) 541-0170 to discuss your options prior to the Merger Date.

We appreciate the opportunity to service your investment needs and encourage you to contact us with any questions.

Sincerely,

Johnson Investment Counsel, Inc.
Adviser for Johnson Mutual Funds Trust

JOHNSON MUTUAL FUNDS TRUST

Johnson Growth Fund

[                 ], 2018

Principal Executive Office:
3777 West Fork Road
Cincinnati, Ohio 45247

INFORMATION STATEMENT

This Information Statement is being furnished to you by the Board of Trustees of Johnson Mutual Fund Trust (“Johnson Funds” or the “Trust”) because you are a shareholder of the Johnson Growth Fund (the “Growth Fund” or the “Acquired Fund”). As provided in an Agreement and Plan of Reorganization approved by the Trust’s Board of the Trustees, the Acquired Fund will transfer all of its assets to the Johnson Equity Income Fund (the “Equity Income Fund or the “Acquiring Fund”; together with the Acquired Fund, the “Funds”), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, as described in this Information Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Acquired Fund will be distributed to its shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Acquired Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Acquired Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s shares as of the date of the Reorganization.

No vote of the shareholders of the Growth Fund will be taken with respect to the matters described in this Information Statement. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND THE TRUST A PROXY.

This Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Growth Fund shareholders should know. This Information Statement is being mailed on or about [              ], 2018 to the Growth Fund’s shareholders of record as of the close of business on [              ], 2018.

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
TRANSFER OF ALL OF THE JOHNSON GROWTH FUND’S
ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement, the Prospectus of the Acquiring Fund and the Growth Fund dated May 1, 2017 (“Prospectus”) and the Agreement and Plan of Reorganization (the “Plan”) a form of which is attached to this Information Statement as Exhibit A.

Transaction.   The Johnson Mutual Fund Trust’s Board of Trustees, including all Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, has unanimously approved the Plan. The Plan provide that on the date of the Reorganization the Acquired Fund will assign, transfer and convey to the Acquiring Fund all of its assets, including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund’s net assets, and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. The Acquired Fund will distribute, in complete liquidation, all Acquiring Fund shares received by it among its shareholders so that each holder of shares of an Acquired Fund will receive a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the date of the Reorganization. Thereafter, the Growth Fund will cease operations and will be dissolved under Ohio law. No vote of the shareholders of the Growth Fund will be taken with respect to the matters described in this Information Statement. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND THE TRUST A PROXY.

As a result of the Reorganization, the Acquired Fund shareholder will cease to be a shareholder of the Growth Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust’s Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Growth Fund and its shareholders, and that the interests of the Growth Fund’s existing shareholders will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences.   It is anticipated that the Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Growth Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization should qualify as a tax-free reorganization and, thus, no gain or loss should be recognized by the Growth Fund, the Growth Fund’s shareholders, or the Acquiring Fund as a direct result of the Reorganization. Certain tax attributes of the Acquired Fund should carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards (if any); however, the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carry-forwards will be subject to limitations. See “Information about the Reorganization — Federal Income Tax Consequences,” “Capital Loss Carry-Forwards” and “Sale of Portfolio Securities.”

Comparison of the Funds.   The following discussion is primarily a summary of certain parts of the Prospectus of the Funds. Information contained in this Information Statement is qualified by the more complete information set forth in such Prospectus, which is incorporated herein by reference. A copy of the summary prospectus for the Acquiring Fund is attached hereto as Exhibit B.

Goal and Approach.   The investment objectives of the Funds involved in the Reorganization are similar. The investment objective of the Acquiring Fund is to seek above average dividend income and long term capital growth. The investment objective of the Growth Fund is to seek long-term capital growth. Each Fund seeks to achieve its respective investment objective with similar investment management policies and strategies.

The Acquiring Fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its adviser believes offer opportunities for above-average dividend income and capital growth. The adviser seeks companies with high quality characteristics such as sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow, and shareholder-oriented managements. The adviser also considers current dividend yield and dividend growth, as well as its analysis of the share price of these companies using traditional valuation measures. The Acquiring Fund may invest a portion of its assets in preferred stocks. The Acquiring Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Under normal circumstances, at least 80% of the Acquiring Fund’s total assets will be invested in income-producing equity securities. For purposes of the 80% test, equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.

The Growth Fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its adviser believes offer opportunities for capital appreciation growth. The adviser uses three primary criteria in selecting equity securities for the Growth Fund: quality, growth and valuation. The adviser looks for companies with quality characteristics such as strong management, healthy balance sheets and sustainable competitive advantages, as well as positive growth criteria such as increasing revenues, cash flow and earnings. The adviser then analyzes the share price of these companies using traditional valuation measures. The Growth Fund may sell a security if the security reaches the adviser’s valuation target, if the adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.

As a result of these similar strategies, the Funds hold a significant portion of the same securities in both Funds’ portfolios.

For more information on the Growth Fund’s or the Acquiring Fund’s investment management policies, see “Additional Information About Fund Investments” in the Funds’ Statement of Additional Information, which is incorporated by reference into this Information Statement.

The Trust is a business trust organized under the laws of the State of Ohio. The Funds are both series of the Trust, so there are no organizational differences among the Funds.

Investment Risks.  The principal risks associated with an investment in the Growth Fund and the Acquiring Fund are similar. An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following are the principal risks that could reduce the Growth Fund’s or the Acquiring Fund’s share price and a chart indicating which risks are applicable to which Funds:

Company Risk — The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk — The Fund value might decrease in response to general market and economic conditions.

Growth Risk — The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Volatility Risk — Common stocks tend to be more volatile than other investment choices.

Management Risk — The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Risks of Exchange Traded Funds — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.

Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Risk	Johnson Growth Fund	Johnson Equity Income Fund	Johnson Equity Income Fund (Pro Forma Combined)
Company Risk	*	*	*
Market Risk	*	*	*
Growth Risk	*
Volatility Risk	*	*	*
Management Risk	*	*	*
Risk of Exchange Traded Funds	*	*	*
Preferred Stock Risk	*	*	*

For a more complete description of investment risks, see “Additional Information About Fund Investments” in the Funds’ Statement of Additional Information.

Fees and Expenses.  Under the terms of the investment management agreements between the Trust and the Adviser (the “Management Agreements”), the Adviser manages each Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, expenses that the Fund is authorized to pay pursuant to Rule 12b-1 and extraordinary expenses. As compensation for its management services and agreement to pay each Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

The fees and expenses set forth in the tables below for the Funds are based on each Fund’s fiscal year ended December 31, 2017. The “Pro Forma Combined” expenses are based on the fees and expenses of the Funds as of the Funds’ fiscal year ended December 31, 2017, and assume the Reorganization was consummated on that date. Neither Fund charges any sales loads, redemption fees, 12b-1 fees or exchange fees. Annual fund operating expenses for each Fund are paid out of the Fund’s respective assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Johnson Growth Fund	Johnson Equity Income Fund	Johnson Equity Income Fund (Pro Forma Combined)
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	1.01%	1.01%

[1]	“Acquired Fund Fees and Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. The Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Example

The Examples below are intended to help you compare the cost of investing in the Funds. The “Pro Forma Combined” Example shows the Reorganization of the Acquired Fund into the Johnson Equity Income Fund. Each Example assumes that you invest $10,000 in the respective Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the respective Fund’s operating expenses remain the same. The Examples are based on the operating expenses of the respective

Funds, as of the fiscal year ended December 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Johnson Growth Fund	$103	$320	$555	$1,229
Johnson Equity Income Fund	$103	$320	$555	$1,229
Johnson Equity Income Fund (Pro Forma Combined)	$103	$320	$555	$1,229

Past Performance.  The charts and tables below show the variability of each Fund’s returns, which is one indicator of the risks of investing in the Funds. The table for each Fund shows the average annual total returns of the respective Fund shares over time. Of course, past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.johnsonmutualfunds.com. See “Reasons for the Reorganization” below for a discussion of the more recent performance considered by the Board in its approval of the Reorganization.

Johnson Growth Fund

During the period shown, the highest return for a calendar quarter was 9.16% in the third quarter of 2009, and the lowest return was –15.82% in the fourth quarter of 2008.

For the Periods ended December 31, 2017	1 Year	5 Years	10 Years
Return Before Taxes	23.61%	12.91%	5.84%
Return After Taxes on Distributions	20.02%	11.05%	4.91%
Return After Taxes on Distributions and Sale of Fund Shares	15.45%	10.04%	4.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

Johnson Equity Income Fund

During the period shown, the highest return for a calendar quarter was 9.30% in the third quarter of 2009, and the lowest return was –12.78% in the fourth quarter of 2008.

For the Periods ended December 31, 2017	1 Year	5 Year	10 Year
Return Before Taxes	25.03%	13.10%	7.75%
Return After Taxes on Distributions	22.11%	11.18%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	15.20%	10.04%	6.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

After-tax returns for the Funds are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser.  Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (the “Adviser”) serves as investment adviser to the Funds. In this capacity, the Adviser is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs. The Adviser is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati, Ohio area. As of December 31, 2017, the Adviser had approximately $10 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. The Adviser solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.

Board Members.  Since the Funds are series of the same Trust, the operation of the Funds is overseen by the same Board members. The Board is comprised of five members, only one of whom is an “interested person” (as defined in the 1940 Act) of the Trust or any of the Funds The remaining four Trustees are not “interested persons” of the Trust or any of the Funds. (“Independent Board Members”).

The Adviser manages each of the Johnson Mutual Fund portfolios with a team of individuals who are responsible for the investment policy, portfolio management and research for the Funds. The chart below shows the team leader and additional team members for each Fund.

Portfolio Manager	Johnson Growth Fund	Johnson Equity Income Fund	Johnson Equity Income Fund (Pro Forma Combined)
Jeff Cornell, CFA	X**
Michael Jordan, CFA	X
Alex Bey, CFA	X
Chris Godby, CFA	X
Bret Parrish, CFA*		X**	X
Bill Jung, CFA		X	X
Charles Rinehart, CFA		X	X**

**  Team Leader

Independent Registered Public Accounting Firm.  Cohen & Co., Ltd. is the independent registered public accounting firm for all series of the Trust.

Capitalization.  The following table sets forth, as of December 31, 2017, (1) the capitalization of each of the Fund’s shares and (2) the pro forma capitalization of the Acquiring Fund’s shares, showing the effect of the Reorganization had they occurred on such date.

	Johnson Growth Fund	Johnson Equity Income Fund	Johnson Equity Income Fund (Pro Forma Combined)
Total Net Assets	$50,644,149	$198,276,571	$248,920,720
Net Asset Value Per Share	$31.79	$25.12	$25.12
Shares Outstanding	1,592,947	7,894,521	9,909,264

Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable.

Pricing Fund Shares

The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund’s investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. NAV per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business and there exists shareholder orders for the Fund and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the NAV. The NYSE is closed on weekends, most Federal holidays and Good Friday. The NAV per share of each Fund will fluctuate.

Requests to purchase, exchange and redeem shares are processed at the NAV calculated after Johnson Financial, Inc., the Funds’ Transfer Agent, receives your order. If you need additional information on how to buy, sell or exchange shares in a Fund, please contact the Transfer Agent:

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100 or 800-541-0170
Fax: 513-661-4901

Each Fund’s assets are generally valued at their market value, using prices provided by a pricing service. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading that materially affects fair value, the adviser may value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines. Fair value pricing may also be necessary if a Fund owns a thinly traded stock and the Fund is unable to obtain a current market price due to a lack of current trades. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

Purchase of Fund Shares

You may buy shares on any business day. This includes any day that a Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

You may buy shares for each Fund at the Fund’s net asset value (NAV) next determined after your order is received by the Transfer Agent. Purchase requests submitted by check, wire or exchange received at the Transfer Agent before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) receive the NAV determined as of the close of trading on the current day, and purchase requests received after that time receive the NAV determined as of the close of trading on the next business day following the date of receipt.

Initial Purchase:  The minimum initial investment for each Fund is $2,000. Due to federal limitations, the minimum initial investment for a Coverdell Education Savings Account is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

By Mail — You may purchase shares of any Fund by following these steps:

•	Complete and sign an application;
•	Draft a check made payable to: Johnson Mutual Funds;
•	Identify on the check and on the application the Fund(s) in which you would like to invest;
•	Mail the application, check and any letter of instruction to the Transfer Agent.

By Wire — You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number and receive wire instructions.

You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. Wires for purchases not received by 4:00 p.m. Eastern Time the business day following the order’s trade date will be cancelled. There is presently no fee for the receipt of wired Funds, but the Funds may charge a fee in the future.

Additional Purchases:  You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for each Fund. Each additional purchase request must contain:

•	Name of your account(s);
•	Account number(s);
•	Name of the Fund(s) in which you wish to invest.

Checks should be made payable to “Johnson Mutual Funds” and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

Automatic Investment Option

You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transferring money from your checking account. You must complete the “Optional Automatic

Investment Plan” section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time by contacting the Transfer Agent.

Each Fund may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Redemption of Fund Shares

You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

•	Letter of instruction;
•	Fund name;
•	Account number(s);
•	Account name(s);
•	Dollar amount or the number of shares you wish to sell.

All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for a withdrawal.

Requests for redemptions received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

The Funds will forward the proceeds of your sale to you (or to your financial Adviser) within 7 days (normally within 3 business days) after receipt of a proper request.

A Fund may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this Information Statement.

By Telephone — Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the NYSE is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. A Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder’s direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 may be deducted from sale proceeds.

By using the telephone redemption and exchange privileges, a shareholder authorizes a Fund and the Transfer Agent to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

By Systematic Withdrawal Program — Shareholder may request that a predetermined amount be sent by check, ACH (Automated Clearing House) or wired to them periodically, each month or calendar quarter. A shareholder’s account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month or the 15th day of the month at the shareholder’s request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder’s account, the account ultimately may be depleted.

Additional Information — Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier’s or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days’ written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Exchanging Fund Shares

As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other Fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

By Telephone — Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See “How to Sell Shares.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

Dividends and Distributions

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check will be mailed within 7 business days (normally within 3 business days) after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59-½ years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

Frequent Purchase and Redemption of Fund Shares

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds’ Transfer Agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions from a Fund generally are taxable, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

The IRS treats interest on certain “private activity” bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties.

You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal Alternative Minimum Tax. Income that is exempt from federal tax may be subject to state and local income tax.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, a Fund will be required to withhold and remit to the IRS a backup withholding tax on dividends, distributions and sales proceeds payable to the shareholder. A Fund may be fined for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

REASONS FOR THE REORGANIZATION

At a meeting of the Board of Trustees held on January 31, 2018 (the “Meeting”), the Board considered whether to approve the Reorganization. A representative of the Adviser stated the assets of the Acquired Fund were just over $50 million while the assets of the Acquiring Fund were at nearly $200 million and noted, for the benefit of the Trustees, the similarities in investment objectives, risks and benchmarks between the two Funds. A portfolio manager of the Adviser indicated that the Acquiring Fund had lower historical volatility than the Acquired Fund while providing investment returns over the 1, 3, 5 and 10 year periods that were better than those of the Acquired Fund. The portfolio manager also noted that the Acquiring Fund had experienced more shareholder interest and increased inflows from shareholder investment while the Acquired Fund’s assets were declining. In response to a question, the portfolio manager confirmed for the Trustees that the portfolio management team for the Acquiring Fund would remain the same following the Reorganization. Finally, the portfolio manager discussed the overlap of securities held in each Fund’s portfolio.

The Trustees noted that each Fund had identical fundamental investment policies and that the terms of each Fund’s investment advisory agreement with the Adviser, including the advisory fee, were the same. The Adviser confirmed that it expected that the Acquiring Fund’s expense ratio would remain the same following the Reorganization. The Trustees further noted that the Acquiring Fund does not pay a 12b-1/distribution fee.

The Board also considered whether the Reorganization would result in the dilution of shareholders’ interests. The Adviser explained that the shareholders of the Acquired Fund would receive shares of the Acquiring Fund in an amount valued equally to the amount of shares they held in the Acquired Fund prior to the Closing Date.

It was next explained to the Board that an additional requirement under the Plan was that the Trust receive an opinion of counsel to the effect that the Reorganization should qualify as a tax free reorganization under the Internal Revenue Code that as a result, no shareholder of the Acquiring Fund or the Acquired Fund should incur any tax liability as a result of the Reorganization. The Board next discussed the costs of the proposed Reorganization, and what impact, if any, those costs would have on shareholders. The Adviser reported that it was paying all of the expenses associated with the Reorganization, including the legal expenses and the expenses associated with the filing and mailing of this Information Statement to shareholders. Therefore, shareholders would not have to pay any of the expenses associated with the Reorganization.

Based on the above, the Board determined that there would be no dilution of the shareholders’ interest in either the Acquiring Fund or the Acquired Fund. The Board concluded that the Reorganization is in the best interests of each Fund and its shareholders, respectively. In approving the Reorganization, the Board of Trustees considered that (i) the Funds have similar investment objectives, (ii) the Funds all have the same management fee and identical total Annual Fund Operating Expenses, (iii) there is a significant overlap in the portfolio securities held by the two Funds, (iv) the Johnson Equity Income Fund is larger in terms of assets than the Johnson Growth Fund, (v) the Johnson Equity Income Fund has achieved better returns that as the Johnson Growth Fund, and (vii) and that the Reorganization would not dilute Fund shareholders’ interests.

For the reasons described above, the Trust’s Board, including the Independent Trustees, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Information Statement as Exhibit A and Exhibit B. The Plan provides that the Acquiring Fund will acquire all of the assets of the Growth Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Growth Fund’s liabilities on or about April 20, 2018 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of shares of the Acquiring Fund to be issued to the Growth Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to shares of the Growth Fund and the Acquiring Fund, computed as of 4:00 p.m., Eastern time, on the Closing Date. Portfolio securities of the Growth Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Growth Fund and are described under the caption “Shareholder Information” in the Prospectus.

On or before the Closing Date, the Acquired Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Acquired Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carry-forwards). Any such distributions will be taxable to the applicable Acquired Fund’s shareholders, except for net exempt interest income or where a shareholder is invested through a tax-deferred arrangement.

As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Acquired Fund will cease operations and will be dissolved under Ohio law.

Under applicable legal and regulatory requirements, none of the Acquired Fund’s shareholders will be entitled to exercise objecting shareholder’s appraisal rights (i.e., to demand the fair value of the shareholder’s shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Growth Fund shareholder may redeem his or her Growth Fund shares prior to the Reorganization without the imposition of any charges or fees. Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board. The Plan also may be amended prior to the Reorganization by the Board. The Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $25,000, which will be borne by the Adviser. The Funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences.  The exchange of Acquired Fund assets for Acquiring Fund shares, the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities, and the Acquired Fund’s distribution of those shares to its shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion of Thompson Hine LLP, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of those Acquiring Fund shares pro rata to its shareholders in complete liquidation of the Acquired Fund, should qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds should be “a party to a reorganization”; (2) no gain or loss should be recognized by the Acquiring Fund upon the receipt of an Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities pursuant to the Reorganization; (3) no gain or loss should be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities or upon the distribution of those Acquiring Fund shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization; (4) no gain or loss should be recognized by the Acquired Fund shareholders upon the exchange of their shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization should be the same as the aggregate tax basis for the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder should include the period during which the Acquired Fund shares exchanged therefor were held by such Acquired Fund shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of the Acquired Fund asset acquired by the Acquiring Fund should be the same as the tax basis of such asset to the Acquired Fund immediately prior to the Reorganization, and the holding period of the Acquired Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating the Acquired Fund asset’s holding period); and (7) the Acquiring Fund should succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the applicable rules thereunder.

The Funds have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carry-Forwards.  As of the Acquired Fund’s fiscal year ended December 31, 2017, the Fund did not have any unused capital loss carry-forwards.

While the Acquiring Fund is expected to inherit the capital loss carry-forwards (and possibly any unrealized built-in losses) of the Acquired Fund, if any, as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carry-forwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the “ownership change” of the Acquired Fund. In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carry-forwards arising in prior years.

Sale of Portfolio Securities.  As the Funds have similar investment objectives and substantially similar investment management policies, there is no current expectation that a significant amount of the Acquired Fund’s portfolio securities will be sold in connection with the Reorganization. However, because the Acquired Fund may hold certain securities that the portfolio managers of the Acquiring Fund may choose not to hold in the Acquiring Fund’s portfolio, such securities may be sold prior to the Reorganization by the Acquired Fund. In addition, because the Funds hold some of the same securities, some shares of these companies may be sold to rebalance and reallocate the Acquiring Fund’s portfolio. The Funds may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Funds is incorporated by reference into this Information Statement from the Fund’s Prospectus, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 33-52970).

The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.johnsonmutualfunds.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares. To the knowledge of the Funds the following table shows the persons owning as of December 31, 2017, either of record or beneficially, 5% or more of the outstanding shares of each Fund, and the percentage of the combined Funds’ shares to be owned by these persons if the Reorganization had been consummated as of that date.

Equity Income Fund	Client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion	68.21%
Growth Fund	Client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion	32.44%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of [              ], 2018, Board members and officers of each of the Funds, as a group, owned [      %] of the Funds’ outstanding shares.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ]th day of [              ] 2018, by and between Johnson Mutual Fund Trust (“Johnson Funds”), an Ohio business trust, with its principal place of business at 3777 West Fork Road, Cincinnati, Ohio 45247, with respect to its series, the Johnson Growth Fund, (the “Transferring Fund”), and the Johnson Mutual Fund Trust (“Acquiring Trust”), an Ohio business trust, with its principal place of business at 3777 West Fork Road, Cincinnati, Ohio 45247, with respect to its series, the Johnson Equity Income Fund, (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). This Agreement is entered into for the purpose of merging all of the assets and liabilities of Transferring Fund with and into Acquiring Fund. To accomplish such merger and reorganization, the parties hereto shall: (i) transfer all of the assets of the Transferring Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) cause the Acquiring Fund to assume the liabilities of the Transferring Fund; and (iii) distribute, after the Closing Date hereinafter referred to, the Acquiring Fund Shares to the shareholders of the Transferring Fund and terminate the Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Transferring Fund and Acquiring Fund are separate series of Johnson Funds, and each is an open-end, registered management investment company. The Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, Johnson Funds’ Board of Trustees has determined that the business purposes of the Agreement and the transactions contemplated herein are to attempt to reduce fund operating expenses and to integrate the investment strategies of the Transferring Fund and the Acquiring Fund, two series of the Trust with substantially similar investment objectives and significant overlap in portfolio holdings;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Johnson Funds have determined that the Reorganization, with respect to the Transferring Fund, is in the best interests of the Transferring Fund’s shareholders and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING
FUND’S LIABILITIES AND TERMINATION OF THE TRANSFERRING FUND

1.1  THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Transferring Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Transferring Fund then outstanding and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2  ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of such Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent audited financial statements that contain a list of all of the Transferring Fund’s assets as of the date of such statements. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Transferring Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Transferring Fund’s portfolio securities and other investments.

1.3  LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date. The Transferring Fund shall prepare and provide to the Acquiring Fund a Statement of Assets and Liabilities of the Transferring Fund prepared on behalf of the Transferring Fund, as of the Valuation Date (as defined in paragraph 2.1), prepared on behalf of the Transferring Fund in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume all of the liabilities of the Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4  LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. The Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by the Transferring Fund Shareholder at the Effective Time on the Closing Date.

1.5  OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to its corresponding Transferring Fund, in an amount equal in value to the NAV of the Transferring Fund’s shares, to be distributed to shareholders of the Transferring Fund.

1.6  TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7  REPORTING RESPONSIBILITY. Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated.

1.8  TERMINATION. The Transferring Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Johnson Funds’ Declaration of Trust and the Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties. The Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Transferring Fund.

2.2  VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Johnson Funds’ Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and Statement of Additional Information.

2.3  SHARES TO BE ISSUED. The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the corresponding Transferring Fund’s shares then outstanding. Upon the Transferring Fund’s liquidating distribution the holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4  DETERMINATION OF VALUE. All computations of value shall be made by Johnson Financial, Inc. in accordance with its regular practice in pricing the shares and assets of the Transferring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE AND LOCATION. The closing (the “Closing”) will be on or about [date] or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time (the “Effective Time”) at the offices of Johnson Financial, Inc., or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2  CUSTODIAN’S CERTIFICATE. U.S. Bank, as custodian for the Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

3.3  EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4  TRANSFER AGENT’S CERTIFICATE. Johnson Financial, Inc., as transfer agent for the Transferring Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares owned by the Shareholder immediately prior to the Closing. The Acquiring Fund shall cause Johnson Financial, Inc., its transfer agent, to also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Johnson Funds or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE TRANSFERRING FUND. Johnson Funds and the Transferring Fund represent and warrant to Johnson Funds and the Acquiring Fund as follows:

(a)	The Transferring Fund is a separate series of Johnson Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.
(b)	The Transferring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.
(c)	The current prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)	The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Johnson Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.
(e)	The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.
(f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Transferring Fund’s business or its ability to consummate the transactions contemplated herein.
(g)	The financial statements of the Transferring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.
(h)	Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the Transferring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.
(i)	At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s and Johnson Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
(j)	All issued and outstanding shares of the Transferring Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4. The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, and has no outstanding securities convertible into any of the Transferring Fund shares.
(k)	At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
(l)	The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund. This Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m)	The information to be furnished by the Transferring Fund for use in no- action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.
(n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Information Statement (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.
(o)	The Transferring Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.
(p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the

execution of this Agreement by Johnson Funds, for itself and on behalf of the Transferring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Transferring Fund.
(q)	To the knowledge of Johnson Funds, there are no liabilities of the Transferring Fund, whether or not determined or determinable, other than the liabilities incurred in the ordinary course of business.

4.2  REPRESENTATIONS OF THE ACQUIRING FUND. Johnson Funds and the Acquiring Fund represent and warrant to Johnson Funds and the Transferring Fund as follows:

(a)	The Acquiring Fund is a separate series of Johnson Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.
(b)	The Acquiring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Registration Statement will be effective on or before the Closing Date.
(c)	The current prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
(d)	The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Johnson Funds’ Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e)	Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(f)	The financial statements of the Acquiring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Transferring Fund) fairly reflect the financial condition of the Acquiring Fund as of the date presented in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.
(g)	Since the date of the financial statements referenced in (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities for business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)	At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and Johnson Funds required by law to be filed by such date, shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s and Johnson Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
(i)	All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
(j)	The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(k)	The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.
(l)	From the effective date of the Registration Statement, through the Closing Date, any written information furnished by Johnson Funds with respect to the Acquiring Fund for use in the Information Statement, the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.
(m)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(n)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Ohio law, for the execution of this Agreement by Johnson Funds, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Johnson Funds (except as provided in paragraph 4.3), for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.
(o)	The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1  OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Acquiring Fund and Transferring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2  INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3  ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.4  FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Transferring Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5  STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Transferring Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Johnson Financial Inc. and certified by Johnson Funds’ Treasurer.

5.6  PREPARATION OF INFORMATION STATEMENT.

(a)	Johnson Funds will prepare and cause to be filed with the Commission an information statement (the “Information Statement”), under the 1933 Act and 1940 Act, relating to the Transaction.

5.7  INDEMNIFICATION.

(a)	Johnson Funds will assume all liabilities and obligations with respect to the Transferring Fund relating to any obligation of Johnson Funds to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Fund, to the fullest extent permitted by law and Johnson Funds’ Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, Johnson Funds agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under Johnson Funds’ Declaration of Trust as in effect as of the date of this Agreement with respect to the Transferring Fund shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Johnson Funds, its successors or assigns.
(b)	The Acquiring Fund agrees to indemnify and hold harmless Johnson Funds, the Transferring Fund and Johnson Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Johnson Funds or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
(c)	The Transferring Fund agrees to indemnify and hold harmless Johnson Funds, the Acquiring Fund and Johnson Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Johnson Funds or the Transferring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1  All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in the Acquiring Fund’s name by Johnson Funds’ President or Vice President and its Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2  Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Information Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1  All representations, covenants, and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Transferring Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by Johnson Funds’ President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2  The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Johnson Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2  All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.3  The Registration Statement shall be effective and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4  The Transferring Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Transferring Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.5  The parties shall have received a favorable opinion of the Law Firm of Thompson Hine LLP, addressed to the Acquiring Fund and Transferring Fund substantially to the effect that for federal income tax purposes with respect to the Transferring Fund:

(a)	The Acquiring Fund’s acquisition of the assets of the Transferring Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the liabilities of the Transferring Fund, followed by the Transferring Fund’s distribution of the Acquiring Fund Shares pro rata to the Transferring Fund’s shareholders actually or constructively in exchange for their Transferring Fund shares in complete liquidation of the Transferring Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Transferring Fund and the Acquiring Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)	Under Section 1032(a) of the Code, no gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.
(c)	Under Section 361 of the Code, no gain or loss should be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution of the Acquiring Fund Shares to the Transferring Fund shareholders in exchange for their Transferring Fund shares in complete liquidation of the Transferring Fund.
(d)	Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Transferring Fund shareholders upon the exchange of their Transferring Fund shares for the Acquiring Fund Shares in complete liquidation of the Transferring Fund pursuant to the Reorganization.
(e)	Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Acquiring Fund Shares received by each Transferring Fund shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Transferring Fund shares held by such shareholder immediately prior to the Reorganization.
(f)	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Transferring Fund shareholder in the Reorganization should include the period during which the Transferring Fund shares exchanged therefor were held by such shareholder (provided the Transferring Fund shares were held as capital assets on the date of the Reorganization).

(g)	Under Section 362(b) of the Code, the adjusted tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund should be the same as the adjusted tax basis of such assets to the Transferring Fund immediately prior to the Reorganization.
(h)	Under Section 1223(2) of the Code, the holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Transferring Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).
(i)	The Acquiring Fund should succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the Law Firm of Thompson Hine LLP reasonably may request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1  Except as otherwise provided for herein, Johnson Investment Counsel shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Information Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) the cost of winding up and liquidating the Transferring Fund; and (g) all fees listed on the closing/merger schedule provided by Johnson Investment Counsel. Johnson Investment Counsel shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 11.1. All such expenses so borne and paid by Johnson Investment Counsel shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Johnson Investment Counsel to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Rul. 73-54, 1973-1 C.B. 187. For the avoidance of doubt, neither the Transferring Fund nor the Acquiring Fund will bear any costs, fees or expenses relating to the transactions contemplated herein. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1  Johnson Funds, on behalf of the Acquiring Fund, and on behalf of the Transferring Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2  The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by Johnson Funds. In addition, Johnson Funds may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice of such breach;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(c)	a determination by Johnson Funds’ Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Transferring Fund, the Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1  This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Johnson Funds personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Johnson Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Johnson Funds on behalf of the Acquiring Fund and signed by authorized officers of Johnson Funds, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemedto have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Johnson Funds’ Agreement and Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

JOHNSON MUTUAL FUNDS TRUST, on behalf of the Acquiring Fund
By: Name: Title: President

JOHNSON MUTUAL FUNDS TRUST, on behalf of the Transferring Fund
By: Name: Title: President

ADVISER with respect to Paragraph 9.1
By: Name: Title: President

Schedule A

Shareholders of the Transferring Fund will receive shares of the Acquiring Fund

Johnson Growth Fund, a separate series of the Johnson Funds (Transferring Fund)	Johnson Equity Income Fund, a separate series of the Johnson Funds (Acquiring Fund)

Exhibit B

JOHNSON EQUITY INCOME FUND
SUMMARY PROSPECTUS

Investment Objective

Above average dividend income and long term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.01%

1	“Acquired Fund Fees and Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds. Numbers are rounded. Acquired Fund Fees and Expenses are the indirect costs of investing in other funds. The Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Equity Income Fund	$103	$320	$555	$1,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.36% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its Adviser believes offer opportunities for above-average dividend income and capital growth. The Adviser seeks companies with high quality characteristics such as sustainable competitive positions that have high-quality earnings, financial strength, strong or improving balance sheets, free cash flow, and shareholder-oriented managements. The Adviser also considers current dividend yield and dividend growth, as well as its analysis of the share price of these companies using traditional valuation measures. The Fund may invest a portion of its assets in preferred stocks. The Fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in income-producing equity securities. For purposes of the 80% test, equity securities include common stock, preferred stocks and exchange traded funds (ETFs) that invest primarily in equity securities.

Principal Risks of Investing in the Fund

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Company Risk — The Fund value might decrease in response to the activities and financial prospects of an individual company.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Market Risk — The Fund value might decrease in response to general market and economic conditions.

Volatility Risk — Common stocks tend to be more volatile than other investment choices.

Risks of Exchange Traded Funds (“ETF”) — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.

Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 14.27% in the second quarter of 2009, and the lowest return was -19.97% in the fourth quarter of 2008.

For the Periods ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes	12.16%	11.32%	6.44%
Return After Taxes on Distributions	11.36%	9.74%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	7.55%	8.90%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

The S&P 500 Index is the established benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by a team of portfolio managers. Bret Parrish, CFA, has been the leader of the Fund management team since its inception. Bill Jung, CFA, has been a member of the Fund management team since its inception. Charles Rinehart, CFA, has been a member of the Fund management team since 2010.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund’s Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject state and local taxes.